U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                MAY 8, 2006
                                                  ------------------------------


                              THERMODYNETICS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                           0-10707             06-1042505
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[State or other jurisdiction of      (Commission File No.)   (I.R.S. Employer
incorporation)                                               Identification No.)

         651 DAY HILL ROAD, WINDSOR, CONNECTICUT                    06095
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         (Address of principal executive offices)                 (Zip Code)



                                  860-683-2005
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                         (Registrant's telephone number)

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is an announcement with respect to Thermodynetics' UK subsidiary begins trading on the London Stock Exchange's AIM Market, and forward-looking statements as presented in a press release of May 8, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

Exhibit
Number                 Description of Exhibits
---------- ---------------------------------------------------------------------
  99.1                 Press Release issued by the Company on May 8, 2006





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.



BY:  /s/ROBERT A. LERMAN
   ------------------------------
      Robert A. Lerman, President

Date: May 8, 2006